Exhibit 10.1

AMENDMENT NO. 6

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT (this “No. 6 Amendment”) is made and entered into as of August 19, 2024, by and among Heart Test Laboratories, Inc., a Texas corporation (the “Company”), Front Range Ventures LLC, a Wyoming limited liability company, or its assigns (“FRV” or the “Lender”) as defined in the Original Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company and the Lender (collectively, the “Parties”) have previously entered into that certain Loan and Security Agreement dated on or around April 24, 2020 (the “Original Agreement”), Amendment No. 1 to the Loan and Security Agreement dated September 30, 2021 (the “No. 1 Amendment”), Amendment No. 2 to the Loan and Security Agreement dated November 3, 2021 (the No. 2 Amendment”), and Amendment No. 3 to the Loan and Security Agreement dated May 24, 2022 (the “No. 3 Amendment”), Amendment No. 4 to the Loan and Security Agreement dated January 19, 2023, (the “No. 4 Amendment”), Amendment No. 5 to the Loan and Security Agreement dated September 29, 2023, (the “No. 5 Amendment” and, collectively with the Original Agreement, the No. 1 Amendment, the No. 2 Amendment, the No. 3 Amendment, the No. 4 Amendment, and the No. 5 Amendment, the “Loan Agreement”); and

WHEREAS, the Company and FRV desire to further amend the maturity date and interest repayment dates with respect to the Loan Agreement and related FRV Note.

NOW, THEREFORE, in consideration of the representations, warranties, covenants, agreements and conditions set forth herein, the Loan Agreement, and the other Transaction Agreements, the Company and the Lender, intending to be legally bound, hereby agree as follows:

Section 1.
Capitalized Terms. Except as otherwise provided herein, capitalized terms used in this No. 6 Amendment shall have the meaning set forth in the Loan Agreement.
Section 2.
Amendments. The Loan Agreement is hereby amended as follow:

(i) The first paragraph of Section 2.1 of the Loan Agreement is hereby amended, such that Section 2.1(a) of the Loan Agreement is hereby amended to read in its entirety, as follows:

“2.1 Interest.

(a) Interest will accrue on the outstanding Principal Amount at the rate of twelve percent (12%) per annum, compounded annually (“Accrued Interest”). The Company shall pay all Accrued Interest as follows: (i) a payment of all Accrued Interest outstanding within five (5) business days of execution of this Loan

Agreement; (ii) a payment of Accrued Interest on September 30, 2024 and (iii) thereafter all Accrued Interest due shall be payable on the “FRV Maturity Date” (as defined in Section 3.1).”

(ii) The first paragraph of Section 3.1 of the Loan Agreement is hereby amended, such that Section 3.1 of the Loan Agreement is hereby amended to read in its entirety, as follows:

“3.1 Maturity Date. The outstanding Principal Amount shall be due and payable on September 30, 2025 (the “FRV Maturity Date”) and Accrued Interest shall be paid in accordance with Section 2.1(a) above.”

(iii) A new second paragraph Section 3.2 of the Loan Agreement is hereby added to read in its entirety, as follows:

“3.2 Early Repayment. The Company may elect to repay all or any part of the Loan Agreement at its sole discretion at any time prior to the Maturity Date. Any such repayment shall be in an amount no less than $50,000 and shall first be applied to Accrued Interest and thereafter to the outstanding Principal Amount.”

Section 3.
Release of Claims Against Lender.

THE COMPANY, BY SIGNING THIS NO. 6 AMENDMENT, HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES LENDER AND ANY AND ALL OF THEIR PARENT COMPANIES, SUBSIDIARY COMPANIES, AFFILIATED COMPANIES, INSURERS, INDEMNITORS, SUCCESSORS AND ASSIGNS TOGETHER WITH ALL OF THEIR RESPECTIVE PRESENT AND FORMER MANAGERS, DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH THE COMPANY HAS HAD, NOW HAS, OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PARTY FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN.

Section 4.
Ratification; Amended and Restated Notes. The Loan Agreement, as amended by this No. 6 Amendment, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and, effective as of the date of this Amendment No. 6.
Section 5.
Execution in Several Counterparts. This No. 6 Amendment may be executed in several counterparts or by separate instruments and by facsimile transmission and all of such counterparts and instruments shall constitute one agreement, binding on all of the Parties hereto.

Section 6.
Headings. The headings in this No. 6 Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 7.
Governing Law. The laws of the State of Texas shall govern this No. 6 Amendment without regard to principles of conflict of laws.
Section 8.
Original Agreements. Except as expressly amended by this No. 6 Amendment, the Transaction Agreements shall remain in full force and effect and all of the terms of the Transaction Agreements are hereby incorporated into this No. 6 Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this No. 6 Amendment as of the day and year first above written.

COMPANY:

HEART TEST LABORATORIES, INC.

By:
Printed: Andrew Simpson
Title: CEO

LENDER:

FRONT RANGE VENTURES, LLC.

By:
Printed:
Title: